Investor Presentation

February 2015

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans, competition and certain matters relating to our acquisition of Aslin Group, Inc. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2013, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

FBIZ Company Overview

YOUR SUCCESS COMES FIRST

First Business

Company Profile


First Business Bank Center

- Headquarters: Madison, WI
- Mission: build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

FBIZ BANKING[2]

$1.6 Billion
IN TOTAL ASSETS

FBIZ TRUST

$960 Million

IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 10%[(1)]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth

1. Data as of March 19, 2014. Insider ownership consists of shares owned by directors and executive officers. Assumes exercise of all outstanding options currently exercisable or exercisable within 60 days as of March 19, 2014.
2. Consists of all on-balance sheet assets for consolidated First Business Financial Services, Inc.

History of First Business


Mar 1990
First Business Bank
Mar 1995
First Business Capital Corp.
Jun 2000
First Business Bank - Milwaukee
Dec 2001
First Business
Trust & Investments
Sep 2006
First Business Bank
Northeast Region[1]
Sep 2014
First Business
Bank - Milwaukee
Kenosha Region
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
Oct 1998
First Business Equipment Finance
Nov 2012
First Business Factors
Nov 2014
Alterra Bank

Source: FBIZ Management

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Alterra Bank Update[2]

Alterra Bank Overview [1]

	2013	2014	% Inc
Assets	$211M	$259M	23%
Gross Loans	$178M	$197M	11%
Deposits	$180M	$214M	19%
Fee Income	$2.7M	$4.0M	48%
Net Income	$1.6M	$1.9M	19%

- Management team with experience at larger institutions and significant long-term commercial relationships in Kansas City metropolitan area
- Focus on commercial business clients and strong credit culture consistent with FBIZ
- Linked-quarter period-end loan and deposit annualized growth of 18% and 16%, respectively
- Top SBA lender in Kansas City for 3 consecutive years

First Business® | Alterra™ Bank

Track Record of Growth



$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
Thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Thousands
2010
2011
2012
2013
2014
Total Loans & Leases
Net Gain on Sale of Loans & leases

Source: SNL Financial and FBIZ Management.
1. Alterra Bank data as of and for the year ended December 31, 2014.
2. Additional information on this transaction may be found at www.firstbusiness.com/announcement/

Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Charlotte, NC
Atlanta, GA
San Antonio, TX
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ Management

Senior Executive Team

Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- Over 25 years of commercial banking experience specializing in commercial lending & cash management
- 21 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank (now BMO Harris Bank)

Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 14 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

Michael Losenegger

- Chief Credit Officer
- Over 25 years of commercial banking experience
- 12 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank (now BMO Harris Bank)

Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 8 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management, overseeing institutional investment sales and the regional private client group

Mark Meloy

- President & Chief Executive Officer of First Business Bank
- Over 25 years of commercial banking experience
- 14 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank now part of US Bank

Pam Berneking

- President & Chief Executive Officer of Alterra Bank
- Over 30 years of commercial banking and regulatory experience
- Prior to co-founding, Alterra Bank, Ms. Berneking was the Kansas City Regional President for M & I Bank (now BMO Harris Bank) and held senior leadership and commercial lending positions at other Kansas City area banks.

Source: SEC filings and FBIZ management.

Senior Executive Team

Joan Burke

- President of First Business Trust & Investments
- Over 30 years of experience in providing trust and investment services
- 13 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 9 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

Mickey Noone

- President of First Business Bank – Northeast Region
- Over 20 years of commercial banking experience
- 8 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin

Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 7 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

Jodi Chandler

- Senior Vice President – Human Resources & Administration
- Over 25 years of experience in human resources
- 22 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency

Source: SEC filings and FBIZ management.

Operating Model

- High efficiency "Business Bank" operating model
  - Limited branch network
  - Invest in technology to serve our clients
  - Products tailored to serve businesses and their owners
- Commitment to expansion
  - Organic growth from existing business development talent key to sustainable growth
  - Opportunistically invest in new business development talent
  - Complementary niche business acquisitions

Efficiency Ratio vs. WI Peers



80%
75%
70%
65%
60%
55%
50%
65.8%
61.0%
60.3%
57.7%
60.1%
2010
2011
2012
2013
2014
FBIZ
WI-Based Depositories

Source: SEC filings and FDIC.gov. Data is for all WI-based FDIC-insured institutions. 2014 data for WI-based depositories is for the nine months ended 09/30/14. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Strategic Objectives

Strategic Objectives

- Drive top line revenue growth
- Continue to capture transaction deposits to strengthen our mix of in-market funding and reduce our cost of funds
- Maintain strong asset quality
- Maintain strong ROA
- Invest in technology and related talent to build scalability and future efficiencies
- Opportunistically invest in talent for future growth and profitability

Top Line Revenue[1]

Consistent annualized organic revenue growth of approximately 10% over the past 6 years



$60
$50
$40
$30
$20
$10
$0
Millions
13.7%
10.0%
12.2%
9.9%
9.5%
8.5%
11.2%
$31.36
$34.48
$38.69
$42.52
$46.58
$50.55
$56.23
2008
2009
2010
2011
2012
2013
2014

Compound Annual Growth Rate From 2008 – 2014 = 10.2%

Source: SEC Filings and FBIZ Management.

1. Top line revenue growth calculated as net interest income + total non-interest income (including realized gains on securities). Percentages above bars represent year-over-year change.

Pre-Tax Adjusted Earnings[1]

6-year CAGR of 13.5% exceeds top line revenue CAGR by 35% due to efficient operating model



$25
$20
$15
$10
$5
$0
Millions
32.1%
-1.6%
27.8%
25.1%
11.8%
15.4%
5.1%
$10.52
$10.35
$13.23
$16.54
$18.50
$21.36
$22.45
2008
2009
2010
2011
2012
2013
2014

Compound Annual Growth Rate From 2008 – 2014 = 13.5%

Source: SEC Filings and FBIZ Management.

1. "Pre-tax adjusted earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. Percentages above bars represent year-over-year change.

Efficiency Ratio[1] & FTEs[2]

Reflects strategic initiative to opportunistically invest in talent for future growth



Alterra Bank
48 FTEs
70%
65%
60%
55%
50%
45%
40%
220
200
180
160
140
120
100
80
66.4%
68.2%
65.8%
61.0%
60.3%
57.7%
60.1%
2008
2009
2010
2011
2012
2013
2014
Efficiency Ratio
FTE

Source: SEC Filings and FBIZ Management.

1. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.
2. FTE data is as of period-end.

Deposit Composition

Focus on in-market deposits, specifically transaction accounts



$1,500
$1,200
$900
$600
$300
$0
Millions
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
2013
2014
WAOM³ = 4.64
WAR³ = 1.50%
Wholesale Deposits
In-Market CDs
Money Market
Transaction Accounts
Cost of Total Deposits

In-Market Deposits[(1)] - Compound Annual Growth Rate From 2008 - 2014 = 18.7%

Transaction Accounts[(2)] - Compound Annual Growth Rate From 2008 - 2014 = 19.3%

Source: SEC filings. Deposit mix represents period-end data. "Cost of Total Deposits" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. In-market deposits include all deposits excluding brokered deposits and deposits gathered through internet listing services.
2. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
3. Weighted average original maturity (in years) and weighted average rate of brokered CDs outstanding as of the period-end.

Funding Strategy

- Continue to leverage commercial relationships to attract in-market deposits, specifically transaction accounts
- Maintain wholesale deposits within Board-monitored limits
  - Match-funding fixed-rate term loans with wholesale deposits locks in interest rate spread
  - Long-term wholesale deposits more reasonably priced than some in-market CD rates
  - Very limited depositor put rights
  - As of 12/31/14, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of wholesale deposit maturities, if necessary



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56.9%
47.8%
50.5%
42.5%
34.3%
34.8%
29.7%
43.1%
52.2%
49.5%
57.5%
65.7%
65.2%
70.3%
2008
2009
2010
2011
2012
2013
2014
In-Market Deposits
Wholesale Deposits

Source: SEC filings. Represents period-end data.

Asset Quality Trends

- As of 12/31/14, non-performing assets were approximately $11.5 million, or 0.70% of total assets
- Allowance for loan and lease losses provided coverage for 146% of non-accrual loans and leases at 12/31/14
- As of 12/31/14, $7.0 million, or 72% of non-accrual loans and leases were current with respect to principal and interest



Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3.0
$16.3
$1.7
$27.8
$1.8
$38.4
$2.2
$21.8
$1.6
$14.1
$0.3
$15.9
$1.7
$9.8
2008
2009
2010
2011
2012
2013
2014
NPA/Assets(1)
1.91%
2.64%
3.63%
2.04%
1.28%
1.28%
0.70%
Non-accruals
OREO

Source: SEC filings and FBIZ management. Represents period end data.

1. NPAs defined as non-accrual loans plus loans 90+ days past due and still accruing plus other real estate owned.

Cumulative Net Charge-Offs[1] as a Percentage of 12/31/07 Loans and Leases


Relative net charge-off comparison substantiates superior credit quality
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2.95%
3.05%
2008
2009
2010
2011
2012
2013
2014
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings.

1. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 9/30/14. All BHC and WI BHC data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2014 period for FBIZ is through 12/31/14. 2014 period for All BHC and WI-Based BHC groups is through 9/30/14.

Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Remained profitable throughout the economic crisis
0.32%
0.10%
0.09%
0.75%
0.75%
1.10%
1.04%
2008
2009
2010
2011(1)
2012
2013
2014

Source: SEC filings and FBIZ Management. Data is YTD.

(1) Blue bar represents the incremental ROAA resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Return on Average Equity



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Maintained strong ROAE even after the December 2012 equity offering and November 2014 acquisition
6.11%
1.90%
1.67%
14.03%
12.65%
13.12%
11.78%
2008
2009
2010
2011(1)
2012
2013
2014

Source: SEC filings and FBIZ Management. Data is YTD.

(1) Blue bar represents the incremental ROAE resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Financial Performance Highlights

Recent Financial Highlights

($ in 000s, except per share data)	At or for the Year Ended, 12/31/11	12/31/12	12/31/13	12/31/14
Net Income[1]	$8,425	$8,926	$13,746	$14,139
Diluted EPS[1]	$3.23	$3.29	$3.49	$3.51
Weighted-average diluted common shares outstanding	2,507,826	2,610,872	3,847,610	3,948,372
ROAA[1]	0.75%	0.75%	1.10%	1.04%
ROAE[1]	14.03%	12.65%	13.12%	11.78%
Net Interest Margin	3.29%	3.36%	3.54%	3.56%
Top line revenue	$42,521	$46,580	$50,547	$56,233
Pre-tax adjusted earnings	$16,544	$18,504	$21,359	$22,448
Efficiency ratio	61.02%	60.27%	57.74%	60.06%

Source: SEC filings and FBIZ Management.

1. Includes one-time tax benefit during the second quarter of 2011.

Loan and Lease Composition

As of December 31, 2014



Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
Commercial and Industrial
Construction and Land Development
Multi-family
1-4 Family
Direct Financing Leases
All Other Loans

($000)	Dec 31, 2014	% of Total	Dec 31, 2013	% Inc (Dec)
Commercial and Industrial	$ 416,654	32%	$ 293,552	41.9%
Commercial Real Estate - Owner Occupied	163,884	13%	141,164	16.1%
Commercial Real Estate - Non-Owner Occupied	417,962	33%	341,695	22.3%
Construction and Land Development	121,160	9%	68,708	76.3%
Multi-family	72,578	6%	62,758	15.6%
1-4 Family	36,182	3%	30,786	17.5%
Direct Financing Leases	34,165	3%	26,065	31.1%
All Other Loans	19,207	1%	17,244	11.4%
Total Loans and Leases	1,281,792	100%	981,972	22.4%
Deferred Loan Fees	1,025		1,021	
Total Gross Loans and Leases	$ 1,280,767		$ 980,951	

Source: SEC filings.

Loan Growth & NIM Expansion[1]

Solid loan and lease growth while generally increasing net interest margin



$1,100
$1,050
$1,000
$950
$900
$850
$800
$750
$700
Millions
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2008
2009
2010
2011
2012
2013
2014
Average Loans and Leases
Net Interest Margin

Source: SEC filings and FBIZ management.

1. Loan and lease balances represent YTD averages and net interest margin.

Trust Assets and Revenue[1]



Annualized organic revenue growth of approximately 15% over the past 6 years
Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
2008
2009
2010
2011
2012
2013
2014
$107
$255
$124
$323
$128
$399
$130
$533
$171
$614
$195
$764
$187
$773
Trust Assets Under Management
Trust Assets Under Administration
Trust Revenue

AUM&A Compound Annual Growth Rate From 2008 – 2014 = 17.6%

Source: SEC Filings and FBIZ Management.

1. AUM&A data represents period-end balances.

Tangible Common Equity



December 2012 equity offering
November 2014 Alterra Bank acquisition
$32.00
$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
2008
2009
2010
2011
2012
2013
2014
TBV/Share
TCE Ratio

TBV/Share - Compound Annual Growth Rate From 12/31/08 – 12/31/14 = 6.8%

Source: SEC filings and FBIZ management. Represents period-end data. "Tangible Book Value per Share" and "TCE Ratio" are non-GAAP measures. See Appendix for non-GAAP reconciliation schedules.

Earnings Per Share

Maintained consistent dividend throughout the economic crisis with sustainable payout ratio going forward



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2008
2009
2010
2011
2012
2013
2014
Diluted EPS
Dividends per Share
Payout Ratio

Source: SEC filings and FBIZ management.

Investment Considerations

YOUR SUCCESS COMES FIRST

First Business

Investment Highlights

- Historically strong ROA and ROE
- Historic organic growth success complemented by niche acquisition opportunities drives above market growth
- Profitable throughout the economic cycle with strong underlying fundamental trends
- Strong asset quality with low historical charge-off levels
- Focus on enhancing mix of in-market core funding base
- Experienced management team trained at larger institutions
- Undervalued growth opportunity
- 19% CAGR EPS over 2008-2014 period
- Positioned well for continued growth with recent acquisition and investments in key talent in support of strategic initiatives
- Significant in-market deposit growth opportunity
- P/E multiple at a discount to high performing peer group
- Competitive dividend yield

Significant Deposit Growth Opportunity

Dane County, WI
(Largest 3 banks 40%)



Other 53%
US Bank 12%
BMO Harris Bank 20%
Associated Bank: 8%
FBIZ: 7%

$12.7 Billion Total Market Deposits

Waukesha County, WI
(Largest 3 banks 33%)



Other 65%
US Bank 8%
BMO Harris Bank 16%
Chase 9%
FBIZ: 2%

$10.5 Billion Total Market Deposits

Fox Valley, WI[1]
(Largest 3 banks 48%)



Other 51%
Associated Bank 24%
BMO Harris Bank 16%
Chase 8%
FBIZ: 1%

$11.0 Billion Total Market Deposits

Alterra Bank Market[2]
(Largest 3 banks 40%)



Other 60%
UMB 17%
Commerce Bank 14%
Bank of America 9%
FBIZ: 0.42%

$46.6 Billion Total Market Deposits

Source: SNL Financial and FBIZ management. Data as of June 30, 2014.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago WI counties but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.
2. Alterra Bank market represents deposits gathered in Kansas City MSA.

FBIZ Valuation


% Price Increase Since 2012 Common Stock Offering (December 3, 2012 - December 31, 2014)
120%
100%
80%
60%
40%
20%
0%
-20%
Dec 2012
Apr 2013
Aug 2013
Dec 2013
Apr 2014
Aug 2014
Dec 2014
103%
45%
42%
FBIZ
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation


P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - December 31, 2014)
22.00
20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
Dec 2012
Apr 2013
Aug 2013
Dec 2013
Apr 2014
Aug 2014
Dec 2014
17.4
14.6
13.5
FBIZ
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

Appendix
Supplemental Data & Non-GAAP Reconciliations

YOUR SUCCESS COMES FIRST

First Business

Financial Highlights

(dollars in thousands)	2008	2009	2010	2011	2012	2013	2014
	As of and for the Year Ended December 31,						
Income Statement							
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 42,105	$ 46,130
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	(959)	1,236
Non-interest income	5,105	6,128	6,743	7,060	8,699	8,442	10,103
Gain on sale of securities	—	322	—	—	—	—	—
Goodwill impairment	—	—	2,689	—	—	—	—
Non-interest expense	21,884	24,501	25,671	26,397	28,661	30,371	33,775
Income before taxes	5,180	1,758	3,290	11,874	13,676	21,135	21,222
Income tax expense	2,056	717	2,349	3,449	4,750	7,389	7,083
Net income	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 8,926	$ 13,746	$ 14,139
Summary Balance Sheet Data							
Total assets	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,226,108	$ 1,268,655	$ 1,629,387
Securities	109,124	122,286	155,379	170,386	200,596	180,118	186,261
Gross loans and leases	852,392	853,931	877,206	850,842	911,960	980,951	1,280,767
Total deposits	$ 838,874	$ 984,374	$ 988,298	$ 1,051,312	$ 1,092,254	$ 1,129,855	$ 1,438,268
Junior subordinated debt	10,315	10,315	10,315	10,315	10,315	10,315	10,315
Subordinated debt	39,000	39,000	39,000	39,000	11,926	11,926	22,926
Total stockholder's equity	53,006	54,393	55,335	64,214	99,539	109,275	137,748
Key Metrics							
ROAA	0.32%	0.10%	0.09%	0.75%	0.75%	1.10%	1.04%
ROAE	6.11%	1.90%	1.67%	14.03%	12.65%	13.12%	11.78%
Efficiency Ratio[1]	66.4%	68.2%	65.8%	61.0%	60.3%	57.7%	60.1%
Net Interest Margin	2.81%	2.77%	3.04%	3.29%	3.36%	3.54%	3.56%

Source: SEC filings and FBIZ Management.

1. "Efficiency Ratio" is a non-GAAP measure. See non-GAAP reconciliation schedules.

Yield and Cost Trends

(dollars in thousands)	For the Year Ended December 31, 2011		2012		2013		2014	
Interest Earning Assets	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost
Commercial real estate and other mortgage loans	$ 608,665	5.45%	$ 583,594	5.43%	$ 633,605	5.05%	$ 665,213	4.82%
Commercial and industrial loans	219,754	7.72%	245,706	7.29%	268,376	6.24%	332,591	6.00%
Direct financing leases	16,974	6.12%	15,873	5.59%	17,413	4.85%	29,395	4.65%
Consumer and other loans	18,591	3.99%	16,899	3.87%	16,446	3.86%	16,862	3.87%
Total loans and leases	863,984	6.01%	862,072	5.93%	935,840	5.37%	1,044,061	5.18%
Total securities	165,594	2.52%	190,112	1.80%	194,580	1.71%	186,114	1.80%
Short-term investments	48,395	0.24%	74,493	0.30%	59,737	0.42%	67,281	0.44%
Total interest earning assets	$ 1,077,973	5.22%	$ 1,126,677	4.86%	$ 1,190,157	4.52%	$ 1,297,456	4.45%
Interest Bearing Liabilities								
Transaction accounts	$ 25,389	0.28%	$ 34,180	0.28%	$ 62,578	0.20%	$ 83,508	0.22%
Money market	300,652	0.99%	395,259	0.76%	450,558	0.53%	493,322	0.52%
Certificates of deposits	80,323	1.38%	82,430	1.17%	60,276	1.01%	60,284	0.89%
Wholesale deposits	486,594	2.66%	400,695	2.23%	393,726	1.68%	416,202	1.49%
Total interest bearing deposits	892,958	1.92%	912,564	1.43%	967,138	1.01%	1,053,316	0.90%
FHLB advances	656	5.83%	2,034	1.59%	6,471	0.19%	5,017	0.45%
Other borrowings	41,488	6.00%	39,384	6.89%	12,196	6.90%	13,688	7.06%
Junior subordinated notes	10,315	10.78%	10,315	10.81%	10,315	10.78%	10,315	10.78%
Total interest bearing liabilities	$ 945,417	2.20%	$ 964,297	1.75%	$ 996,120	1.18%	$ 1,082,336	1.07%
Non-interest bearing deposits	$ 112,899		$ 137,117		$ 138,920		$ 154,687	
Key Metrics								
Net interest spread		3.02%		3.11%		3.35%		3.38%
Net interest margin		3.29%		3.36%		3.54%		3.56%

Source: SEC filings and FBIZ Management.

Asset Quality Data and Ratios

(dollars in thousands)	As of 12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Non-performing loans and leases	$ 15,855	$ 14,110	$ 14,180	$ 15,837	$ 9,792
Foreclosed properties, net	333	333	329	106	1,693
Total non-performing assets	16,188	14,443	14,509	15,943	11,485
Performing troubled debt restructurings	371	586	602	556	2,003
Total impaired assets	$ 16,559	$ 15,029	$ 15,111	$ 16,499	$ 13,488
Asset Quality Ratios					
Non-performing loans and leases to gross loans and leases	1.61%	1.43%	1.41%	1.52%	0.76%
Non-performing assets to gross loans and leases plus foreclosed properties	1.65%	1.46%	1.44%	1.53%	0.89%
Non-performing assets to total assets	1.28%	1.13%	1.11%	1.12%	0.70%
Allowance for loan and lease losses to gross loans and leases	1.42%	1.43%	1.39%	1.34%	1.12%
Allowance for loan and leases losses to non-performing loans	87.68%	99.94%	98.84%	87.96%	146.33%
Criticized Assets[1]					
Special mention	$ —	$ —	$ —	$ —	$ —
Substandard	22,841	21,283	29,337	26,147	27,078
Doubtful	—	—	—	—	—
Foreclosed properties, net	333	333	329	106	1,693
Total criticized assets	$ 23,174	$ 21,616	$ 29,666	$ 26,253	$ 28,771
Criticized assets to total assets	1.83%	1.70%	2.27%	1.84%	1.77%

Source: SEC filings and FBIZ Management.

1. Criticized assets represent loans and leases identified by management that would be considered special mention, substandard or doubtful when utilizing regulatory terminology, plus foreclosed properties.

Pre-Tax Adjusted Earnings

Pre-Tax Adjusted Earnings

- "Pre-tax adjusted earnings" is a non-GAAP measure representing pre-tax income excluding the effects of (1) provision for loan and lease losses, (2) other identifiable costs of credit and (3) other discrete items that are unrelated to the Company's primary business activities. In the judgment of the Company's management, the presentation of pre-tax adjusted earnings allows the management team, investors and analysts to better assess the growth of the Company's business by removing the volatility that is associated with costs of credit and other discrete items and facilitates a more streamlined comparison of growth to its benchmark peers. The information provided below reconciles pre-tax adjusted earnings to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended December 31,						
	2008	2009	2010	2011	2012	2013	2014
Earnings before Tax	$ 5,180	$ 1,758	$ 3,290	$ 11,874	$ 13,676	$ 21,135	$ 21,222
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	(959)	1,236
Net loss (gain) on foreclosed properties	1,043	691	206	420	585	(117)	(10)
Realized gain on securities	—	(322)	—	—	—	—	—
Goodwill impairment	—	—	2,689	—	—	—	—
Endowment to First Business Charitable Foundation	—	—	—	—	—	1,300	—
Pre-tax adjusted earnings	$ 10,522	$ 10,352	$ 13,229	$ 16,544	$ 18,504	$ 21,359	$ 22,448

Source: SEC filings and FBIZ Management.

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. In the judgment of our management, the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Year Ended December 31,						
	2008	2009	2010	2011	2012	2013	2014
Non-interest expense	$ 21,884	$ 24,501	$ 28,360	$ 26,397	$ 28,661	$ 30,371	33,775
(Loss) gain on foreclosed properties	(1,043)	(691)	(206)	(420)	(585)	117	10
FDIC special assessment	—	(481)	—	—	—	—	—
Goodwill impairment	—	—	(2,689)	—	—	—	—
Amortization of other intangible	(25)	(22)	(19)	(32)	—	—	(12)
Endowment to First Business Charitable Foundation	—	—	—	—	—	1,300	—
Total operating expense	$ 20,816	$ 23,307	$ 25,446	$ 25,945	$ 28,076	$ 29,188	$ 33,773
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 42,105	$ 46,130
Non-interest income	5,105	6,450	6,743	7,060	8,699	8,442	10,103
Realized gain on securities	—	(322)	—	—	—	—	—
Top line revenue	31,363	34,162	38,694	42,521	46,580	50,547	56,233
Efficiency ratio	66.37%	68.22%	65.76%	61.02%	60.27%	57.74%	60.06%

Source: SEC filings and FBIZ Management.

Tangible Book Value Per Share

Tangible Book Value Per Share

- "Tangible book value per share" is a non-GAAP measure representing tangible equity divided by total common shares outstanding. "Tangible common equity" itself is a non-GAAP measure representing common stockholders' equity reduced by intangible assets, if any. The Company's management believes that this measure is important to many investors in the marketplace who are interested in period-to-period changes in book value per common share exclusive of changes in intangible assets. The information provided below reconciles tangible book value per share and tangible common equity to their most comparable GAAP measures.

(dollars in thousands, except per share data)	As of December 31,						
	2008	2009	2010	2011	2012	2013	2014
Common stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 109,275	$ 137,748
Intangible assets	(2,762)	(2,740)	(32)	—	—	—	(11,002)
Tangible common equity	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 109,275	$ 126,746
Common shares outstanding	2,545,546	2,539,306	2,597,820	2,625,569	3,916,667	3,943,997	4,335,927
Tangible book value per share	$ 19.74	$ 20.34	$ 21.29	$ 24.46	$ 25.41	$ 27.71	$ 29.23

Source: SEC filings and FBIZ Management.

Tangible Common Equity to Tangible Assets

TCE Ratio

- ''Tangible common equity to tangible assets'' is defined as the ratio of common stockholders' equity reduced by intangible assets, if any, divided by total assets reduced by intangible assets, if any. The Company's management believes that this measure is important to many investors in the marketplace who are interested in the relative changes from period-to-period in common equity and total assets, each exclusive of changes in intangible assets. The information below reconciles tangible common equity and tangible assets to their most comparable GAAP measures.

(dollars in thousands)	As of December 31,						
	2008	2009	2010	2011	2012	2013	2014
Common stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 109,275	$ 137,748
Intangible assets	(2,762)	(2,740)	(32)	—	—	—	(11,002)
Tangible common equity	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 109,275	$ 126,746
Total assets	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,226,108	1,268,655	$ 1,629,387
Intangible assets	(2,762)	(2,740)	(32)	—	—	—	(11,002)
Tangible assets	$ 1,008,024	$ 1,114,696	$ 1,107,025	$ 1,177,165	$ 1,226,108	$ 1,268,655	$ 1,618,385
TCE ratio	4.98%	4.63%	5.00%	5.45%	8.12%	8.61%	7.83%

Source: SEC filings and FBIZ Management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Year Ended December 31,						
	2008	2009	2010	2011	2012	2013	2014
Interest expense on total interest-bearing deposits	$ 29,431	$ 24,398	$ 20,747	$ 17,115	$ 13,026	$ 9,739	$ 9,470
Average interest-bearing deposits	777,280	864,304	898,890	892,958	912,564	967,138	1,053,316
Average non-interest-bearing deposits [1]	51,390	51,665	68,430	112,899	137,117	138,920	154,687
Denominator	$ 828,670	$ 915,969	$ 967,320	$ 1,005,857	$ 1,049,681	$ 1,106,058	$ 1,208,003
Cost of total deposits	3.55%	2.66%	2.14%	1.70%	1.24%	0.88%	0.78%

Source: SEC filings and FBIZ Management.

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period end balances for each of the four calendar quarters in 2008.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- ''Cumulative Net Charge-off Percentage'' is defined as aggregate net charge-offs from 1/1/2008 through 12/31/14 divided by total loans and leases as of 12/31/07. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the recent period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended December 31,						
	2008	2009	2010	2011	2012	2013	2014
Charge-offs	$ 2,396	$ 6,102	$ 5,210	$ 7,230	$ 3,479	$ 914	$ 1,233
Recoveries	(89)	(155)	(313)	(864)	(481)	(374)	(425)
Net charge-offs	2,307	5,947	4,897	6,366	2,998	540	808
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 23,055	$ 23,863
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.95%	3.05%

Source: SEC filings and FBIZ Management.

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